Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 180,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	24,858.00
Total Offset Amount	0.00
Net Fee	$ 24,858.00
Final Prospectus	false